Exhibit 99.1

[Letterhead of Ernst & Young LLP]

September 12, 2003

Mr. J. Kernan Crotty

President, Chief Operating Officer

And Chief Financial Officer

Teletouch Communications, Inc.

110 N. College, Suite 200

Tyler, Texas 75702

Dear Mr. Crotty:

This is to confirm that the client-auditor relationship between Teletouch Communications, Inc. (Commission File Number 1-13436) and Ernst & Young LLP has ceased.

Very truly yours,

/s/    ERNST & YOUNG LLP

Copy to:	Office of the Chief Accountant

SECPS Letter File

Securities and Exchange Commission

Mail Stop 11-3

450 Fifth Street, N.W.

Washington, DC 20549

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